Financial Income and Expense (Tables)	12 Months Ended
Dec. 31, 2021
Financial Income and Expense
Schedule of financial income and expense

	2021	2020	2019

	(€ in thousands)
Interest income:
Current accounts and deposits	5	313	763
Interest costs:
Current accounts and deposits	(355)	(129)	—
Lease liability	(835)	(409)	(73)
Loans and borrowings	(2,215)	(1,502)	(1,010)
Foreign exchange result:
Net foreign exchange benefit/(loss)	611	(1,989)	722
	(2,789)	(3,716)	402